UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
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Zscaler, Inc.
(Name of Registrant as Specified In Its Charter)

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 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V81501-P39772  ZSCALER, INC. 120 HOLGER WAY  SAN JOSE, CALIFORNIA 95134  ZSCALER, INC.  Fiscal 2025 Annual Meeting  Vote by January 11, 2026  11:59 PM ET  You invested in ZSCALER, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on January 12, 2026.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to December 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  January 12, 2026  1:00 p.m., Pacific Time  Virtually at: www.virtualshareholdermeeting.com/ZS2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. To elect three Class II directors to hold office until the 2028 Annual Meeting of Stockholders or until their successors are elected and qualified, subject to their earlier death, resignation or removal.  For  Nominees:  Andrew Brown  Scott Darling  David Schneider  2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year ending July 31, 2026.  For  3. To approve on a non-binding, advisory basis, the compensation of our named executive officers.  For  4. To approve on a non-binding, advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.  1 Year  5. To vote on a non-binding stockholder proposal requesting the declassification of our board of directors.  Against  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  V81502-P39772